SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated July 10, 2007
to Prospectus Dated May 1, 2007

The following information supplements and amends the information in the Prospectus regarding SBL Fund Series D (Global Series) (the "Series"):

At a meeting held on May 10-11, 2007, the Board of Directors approved a sub-advisory agreement between 6th Avenue Investment Management Company, LLC (the "Investment Manager") and Security Global Investors, LLC ("SGI") on behalf of the Series (the "SGI Sub-Advisory Agreement"), under which, subject to shareholder approval, SGI is proposed to be appointed as investment sub-adviser for approximately one-half of the assets of the Series. If shareholders of the Series approve the SGI Sub-Advisory Agreement, effective on or about July 31, 2007, SGI will begin service as an investment sub-adviser to a portion of the assets of the Series.

The Series' investment objective and risks will remain substantially the same under the SGI Sub-Advisory Agreement.

If the shareholders approve the appointment of SGI as investment sub-adviser for a portion of the assets of the Series, the following will be added to the discussion of the Series' principal investment strategies:

Security Global Investors ("SGI") provides investment advisory services with respect to a portion of the assets of Series D. SGI manages its portion of Series' assets pursuant to a Global Equity strategy, which seeks consistent alpha in all market environments. Using a proprietary database comprised of 5,000 companies from around the world, SGI employs a bottom-up stock selection process designed to generate alpha through stock selection while maintaining a globally diversified portfolio.

To lower the risks of foreign investing, such as currency fluctuations, the Series generally diversifies its investments broadly across countries and industries.

SGI Performance Information

SGI is a newly-created investment adviser formed for the purpose of acquiring the assets of Avera Global Partners LP ("Avera"). The key personnel of Avera have become the key personnel of SGI.

The following information shows how accounts managed by Avera and its portfolio managers who are now employees of SGI have performed in the past. It does not show how the Series has performed or will perform. The information reflects the performance of a composite of accounts formerly managed by Avera whose investment objectives, policies, and strategies are substantially similar to those of the Series. SGI has represented that any accounts not included in the composite would not cause the performance presentation to differ materially from the presentation shown below. For example, the information may exclude accounts that are too small, have too short an investment time horizon to accurately reflect SGI's performance, or do not meet other established criteria for the published composite. Total return information represents past performance of the composite, and not the Series. The information does not reflect fees and expenses of the Series, which would lower returns.

Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Monthly market values include income accruals.

Performance information has been provided by SGI and is not within the control of the Investment Manager. None of the performance or expense information regarding comparable accounts or the composite has been independently verified by the Investment Manager.

The charts below do not show the performance of the Series - they show the performance of similar accounts managed by SGI.

The charts show the historical performance of the SGI Global Long Only composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Series. As of June 29, 2007, the composite consisted of three advisory accounts formerly managed by Avera, which accounts are now managed by SGI.

Average Annual Returns1

	Year To Date	1 Year	3 Years	5 Years	Since Inception*
SGI Global Long Only	15.90%	30.91%	18.41%	17.35%	14.76%
MSCI World Index[2]	9.16%	23.58%	16.72%	13.99%	10.77%
*For the period beginning December 31, 2001 (date of inception) to June 29, 2007.

Annual Returns1

[BAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

	2002	2003	2004	2005	2006
SGI Global Long Only	-12.79%	42.33%	8.20%	15.24%	18.85%
MSCI World Index[2]	-19.89%	33.11%	14.72%	9.49%	20.07%

Growth of $10,000 (December 31, 2001 - June 29, 2007)1

[LINE GRAPH PLOTTED FROM DATA IN TABLE BELOW]

	SGI Global Long Only	MSCI World Index[2]
January 2002	$10,000	$10,000
February 2002	$10,208	$ 9,912
March 2002	$10,420	$10,349
April 2002	$10,440	$ 9,997
May 2002	$10,427	$10,014
June 2002	$10,009	$ 9,404
July 2002	$ 9,313	$ 8,611
August 2002	$ 9,448	$ 8,625
September 2002	$ 9,038	$ 7,676
October 2002	$ 9,240	$ 8,241
November 2002	$ 9,244	$ 8,684
December 2002	$ 9,110	$ 8,262
January 2003	$ 9,060	$ 8,011
February 2003	$ 9,087	$ 7,870
March 2003	$ 9,149	$ 7,844
April 2003	$ 9,791	$ 8,540
May 2003	$10,624	$ 9,026
June 2003	$10,967	$ 9,181
July 2003	$11,144	$ 9,366
August 2003	$11,599	$ 9,568
September 2003	$11,821	$ 9,625
October 2003	$12,285	$10,195
November 2003	$12,510	$10,350
December 2003	$12,967	$10,998
January 2004	$13,227	$11,175
February 2004	$13,332	$11,362
March 2004	$13,511	$11,286
April 2004	$13,182	$11,055
May 2004	$13,270	$11,156
June 2004	$13,417	$11,385
July 2004	$12,843	$11,013
August 2004	$12,925	$11,062
September 2004	$12,977	$11,271
October 2004	$13,130	$11,547
November 2004	$13,595	$12,153
December 2004	$14,030	$12,617
January 2005	$13,838	$12,333
February 2005	$14,390	$12,724
March 2005	$14,213	$12,477
April 2005	$13,959	$12,205
May 2005	$14,019	$12,422
June 2005	$14,369	$12,529
July 2005	$15,003	$12,967
August 2005	$15,193	$13,065
September 2005	$15,670	$13,404
October 2005	$14,931	$13,079
November 2005	$15,342	$13,515
December 2005	$16,168	$13,814
January 2006	$17,294	$14,431
February 2006	$17,216	$14,410
March 2006	$17,729	$14,726
April 2006	$18,249	$15,174
May 2006	$17,498	$14,655
June 2006	$17,014	$14,651
July 2006	$16,797	$14,742
August 2006	$17,141	$15,125
September 2006	$17,066	$15,305
October 2006	$17,829	$15,867
November 2006	$18,545	$16,256
December 2006	$19,217	$16,586
January 2007	$19,585	$16,782
February 2007	$19,375	$16,695
March 2007	$20,259	$17,000
April 2007	$21,557	$17,750
May 2007	$22,312	$18,247
June 2007	$22,272	$18,107

Monthly Returns1

	2002	2003	2004	2005	2006	2007
January	-4.28%	-0.55%	2.00%	-1.37%	6.96%	1.92%
February	2.08%	0.29%	0.79%	3.99%	-0.46%	-1.07%
March	2.07%	0.69%	1.34%	-1.23%	2.98%	4.57%
April	0.20%	7.01%	-2.43%	-1.78%	2.93%	6.41%
May	-0.13%	8.50%	0.66%	0.43%	-4.12%	3.50%
June	-4.01%	3.23%	1.11%	2.50%	-2.77%	-0.18%
July	-6.95%	1.62%	-4.28%	4.41%	-1.28%	N/A
August	1.45%	4.08%	0.64%	1.26%	2.05%	N/A
September	-4.34%	1.92%	0.40%	3.14%	-0.44%	N/A
October	2.23%	3.92%	1.18%	-4.72%	4.47%	N/A
November	0.05%	1.83%	3.54%	2.76%	4.02%	N/A
December	-1.45%	3.66%	3.20%	5.38%	3.62%	N/A

1Composite performance for the tables reflects performance after actual advisory fees and other expenses charged to accounts in the Global Long Only Composite have been deducted. The actual advisory fee charged by SGI for each account has been deducted from the gross performance of the accounts. The Series' fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if imposed, could have adversely affected performance. The composite reflects investment advisory fees and transaction costs but does not include custody fees or other expenses normally paid by mutual funds. If these costs were included, performance would have been lower.

2The MSCI Net USD World Index is an unmanaged capitalization-weighted index that is designed to measure global developed market equity performance. Results include reinvested dividends.

Advisory Fees

Advisory fees paid by the Series to the Investment Manager will not change if the SGI Sub-Advisory Agreement is approved. SGI will receive monthly compensation from the Investment Manager at the following annual rates (expressed as a percentage of average daily net assets) based on a percentage of the average daily closing value of the portion of the Series' net assets that SGI manages combined with the total net assets of another fund in the Security Fund complex, the Security Equity Fund, as follows: 0.32% of the combined average daily net assets up to $300 million, plus 0.27% of such assets over $300 million up to $750 million and 0.22% of such assets over $750 million. SGI's service as investment sub-adviser to the Security Equity Fund is subject to approval by that fund's shareholders.

About SGI

SGI, Two Embarcadero Center, Suite 2350, San Francisco, California 94111, is an investment adviser registered as such with the U.S. Securities and Exchange Commission. As of May 31, 2007, SGI had approximately $64 million in assets under management. SGI is a wholly owned subsidiary of Security Benefit Life Insurance Company, which in turn is controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company.

If shareholders of the Series approve the SGI Sub-Advisory Agreement, it is planned that the following portfolio managers would oversee day-to-day operations of the Series:

John Boich, Head of Global Equity of SGI, has a track record in global equity investing that dates back to 1990. Prior to joining SGI in June 2007, Mr. Boich founded Avera Global Partners, L.P. ("Avera") in August 2001, where he served as Chief Investment Officer until June 2007. Prior to founding Avera, he was a founding partner and senior portfolio manager in the global equities division of Montgomery Asset Management. In this capacity, Mr. Boich spent eight years directing research and investment decisions for Montgomery Asset Management's $4 billion global and international mandates. Prior to joining Montgomery in March 1993, he was an analyst and portfolio manager at The Boston Company Institutional Investor Inc. where he led the development and subsequent management of the flagship international equity product. Mr. Boich holds a Bachelor of Arts degree in Economics from the University of Colorado and is a Chartered Financial Analyst charterholder.

Scott F. Klimo, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Klimo was a portfolio manager of Avera from October 2001 until he joined SGI in June 2007. Prior to joining Avera, he worked as a senior international analyst for Founders Asset Management in Denver from December 1999 to September 2001, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an assistant portfolio manager for the State of Wisconsin Investment Board from May 1998 to November 1999, where he helped manage a $4 billion international portfolio with a value-oriented investment style. He began his investment career in 1987 as an analyst for Crosby Securities in Hong Kong, before progressing to Thailand Research Director for Smith New Court Far East. Mr. Klimo graduated from Hamilton College with a Bachelor of Arts degree in Asian Studies and immediately left for Asia where he spent the next eleven years. He is a Chartered Financial Analyst charterholder.

David Whittall, Portfolio Manager at SGI, joined SGI in June 2007. Mr. Whittall was a portfolio manager of Avera from March 2004 until June 2007. Prior to joining Avera, Mr. Whittall was senior vice president and the senior international equity salesman at HSBC in San Francisco from January 2003. Prior to HSBC, he was a vice president at JP Morgan and their senior European equity salesman in San Francisco from May 2001 to October 2002. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a senior analyst, portfolio manager and principal. Mr. Whittall graduated from UC Berkeley with a Bachelor of Arts degree in Asian Studies. He spent one year as a UC Regent's scholar at Beijing University in the People's Republic of China.

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